The information contained in the attached Computational Materials, Structural Term Sheet , or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/ or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information.

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		% of pool	average LTV	CLTV above 80%	CLTV above 90%	% full doc	% owner occ	ave wac	% below 100k	% above 500k	% IO	ave DTI	DTI > 45%
A	FICO below 600	35.48	80.37	43.61	3.47	71.49	94.33	7.751	7.64	8.47	9.45	42.75	48.92
	FICO below 580	23.98	78.97	42.17	0.42	64.23	94.65	7.965	6.09	9.45	0.10	43.03	48.62
	FICO below 560	17.19	77.36	31.89	0.14	59.05	95.41	8.048	5.44	8.68	0.14	43.37	49.57

		% of pool	average LTV	FICO <600	FICO < 575	% full doc	% owner occ	ave wac	% below 100k	% above 500k	% IO	ave DTI	DTI > 45%	CLTV above 80%	CLTV > 90%
B	LTV above 85%	31.91	93.45	34.00	17.00	72.05	90.52	7.989	23.56	8.25	0.24	43.07	50.52	100.00	40.20
	LTV above 90%	12.83	98.84	10.00	1.00	60.06	98.82	9.124	50.22	4.80	0.28	42.46	48.21	100.00	100.00
	LTV above 95%	10.03	99.95	8.00	0.00	57.59	99.89	9.440	58.27	1.65	0.00	42.51	47.73	100.00	100.00

		% of pool	average LTV	FICO <600	FICO < 575	% full doc	% owner occ	ave wac	% below 100k	% above 500k	% IO	ave DTI	DTI > 45%	CLTV above 80%	CLTV > 90%
C	DTI > 40%	69.45	83.13	35.00	22.00	63.03	93.66	7.187	9.34	12.93	27.29	47.08	68.50	41.68	13.64
	DTI > 45%	47.57	83.18	36.00	23.00	66.46	92.92	7.162	8.85	12.49	25.39	49.12	100.00	43.17	13.00
	DTI > 50%	12.17	80.58	62.00	52.00	67.85	89.81	7.400	5.06	13.45	0.71	52.78	100.00	49.83	2.45
	Average DTI

D		% of pool	average LTV	FICO <600	FICO < 575	% full doc	% owner occ	ave wac	% below 100k	% above 500k	% IO	ave DTI	DTI > 45%	LTV > 80%	CLTV > 90%
	Non Owner Occ	6.89	83.75	29.00	16.00	66.76	0.00	7.633	12.88	11.91	0.00	40.89	48.91	57.83	2.19
	Stated Docs	34.40	80.98	24.00	20.00	0.00	93.89	7.579	8.40	17.34	19.18	42.49	42.75	28.37	13.93
	Loans below 100k	10.00	92.48	27.00	13.00	70.32	91.13	9.317	100.00	0.00	2.53	41.17	42.09	79.74	64.41
	IO Loans	26.63	79.18	13.00	0.00	73.99	100.00	6.113	0.95	19.03	100.00	42.21	45.34	0.29	0.14

E	When do IOs reset
	Months to next reset (arms only)	Count	Balance ($)	% of Balance	WAC	Remaining Term	WA CLTV	WA FICO
	0 - 5
	6 - 11
	12 - 17	41	12,350,970	4.22	6.086	353	79.04	660
	18 - 23	926	263,640,009	90.14	6.125	355	79.30	657
	24 - 29	4	1,000,586	0.34	6.047	353	77.33	666
	30 - 35	51	15,483,005	5.29	5.937	355	77.46	655
	36 - 41
	54 - 59
	60
	Total:	1,022	292,474,571	100.00	6.113	355	79.18	657

F	Is DTI off current mortgage rate for IO	YES

G	Summary of pool per grades
	Credit Grade	Count	Balance ($)	% of Balance	WAC	Remaining Term	WA LTV	WA FICO
	AXP	388	82,686,815	7.53	7.299	353	78.21	572
	AXTC	29	6,911,772	0.63	6.404	355	81.67	620
	AXTH	33	10,123,244	0.92	7.564	355	89.82	633
	A-XP	195	42,060,658	3.83	7.800	352	77.84	559
	A+XP	2,215	471,603,616	42.94	6.777	353	81.02	627
	A+XT	1,297	330,523,145	30.10	6.706	355	83.80	658
	BXP	171	35,159,538	3.20	8.183	355	74.91	548
	CXP	101	18,690,046	1.70	8.974	353	70.49	549
	C-XP	56	11,001,258	1.00	10.694	353	63.84	547
	DXP	9	1,831,497	0.17	10.274	355	59.96	543
	XTA	37	1,910,284	0.17	10.302	344	99.62	619
	XTA+	1,543	85,755,817	7.81	9.874	343	99.65	653
	Total:	6,074	1,098,257,690	100.00	7.215	353	82.51	627

H	What are top 10 cities and average strats for each
Top 10 Cities of Overall Pool	Loans	Balance ($)	% of Balance	Rate (%)	Remaining Term	LTV	Score
CHICAGO	128	21,623,569	1.97	7.613	353	85.53	628
LOS ANGELES	62	19,348,514	1.76	6.624	354	79.41	632
BROOKLYN	53	16,134,460	1.47	7.513	354	81.95	628
LAS VEGAS	76	12,677,450	1.15	7.098	354	82.58	638
MIAMI	96	11,472,465	1.04	7.678	349	84.03	618
SAN JOSE	35	11,315,698	1.03	6.902	354	82.19	658
BRONX	33	9,465,386	0.86	7.150	354	84.51	635
SACRAMENTO	52	9,356,544	0.85	6.888	355	81.84	641
WASHINGTON	34	8,347,975	0.76	7.382	355	77.81	608
SAN DIEGO	27	7,314,123	0.67	6.851	354	83.51	644
Other	5,478	971,201,508	88.43	7.217	353	82.52	626
Total:	6,074	1,098,257,690	100.00	7.215	353	82.51	627

I	What % of pool are LTV above 90% and stated doc, IO, FICO below 600 or NOO?
LTV > 90	Loans	Balance ($)	% of Balance	Rate (%)	% stated Doctype	% IO Loans	% non-owner Occupied	% Fico Less Than 600
	965	68,145,023	6.2	9.582	77.23	0.59	2.43	19.84

J	What is max LTv fo stated income and minimum FICO for stated income?
	MAX LTV, STATED INC.	100.00
	MIN FICO, STATED INC.	500

K	What is min FICO for loans above 90% LTV
	Min Fico for ltv greater than 90:	550

L	Seasoning hisotry - any over 3m?	YES

M	Excess spread?

N	what is available funds cap schedule at forwards +200, fixed prepay at 50% CPR, ARM pay at 125% CPR